Other income (expenses), net	12 Months Ended
Dec. 31, 2023
Other income (expenses), net
Other income (expenses), net
27.	Other income (expenses), net

	Year Ended December 31,
	2023	2022	2021
Write-off of property and intangible assets	(9,437)	(11,365)	201
Deductible donations	(3,579)	(2,322)	(300)
Modification of lease contracts	(610)	4,625	379
Fines	(141)	(150)	-
Contractual indemnities	(1)	(252)	(364)
Other revenues	5,423	7,172	529
Other expenses	(110)	(251)	(378)
Total	(8,455)	(2,543)	67